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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                  FORM 8-K

                               CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 24, 1997

                             ROWAN COMPANIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


          1-5491                                        75-0759420
  (COMMISSION FILE NUMBER )                  (IRS EMPLOYER IDENTIFICATION NO.)


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                               5450 Transco Tower
                            2800 Post Oak Boulevard
                           Houston, Texas  77056-6196
          (Address of principal executive office, including zip code)


                                 (713) 621-7800
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On July 24, 1997, the Board of Directors of Rowan Companies, Inc. (the "Company") amended the Company's Rights Agreement dated February 25, 1992, as amended, (the "Rights Agreement") to increase the Purchase Price defined in
Section 7(b) of such Rights Agreement for each one one-hundredth of a share of Series A Junior Preferred Stock purchasable upon the exercise of a Right from $30.00 to $75.00, subject to adjustment.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  Exhibits


         EXHIBIT
         NUMBER                         EXHIBIT DESCRIPTION
         ------         ----------------------------------------------------
           4.1          Amendment No. 3 dated July 24, 1997 to the Rights
                        Agreement dated February 25, 1992, as amended,
                        between the Company and Citibank, N.A., as Rights
                        Agent.

           4.2 Rights Agreement dated February 25, 1992, as amended, between the Company and Citibank, N.A., as Rights
                        Agent, which includes exhibits as follows: Exhibit A -
                        Form of Rights Certificate; Exhibit B - Summary of
                        Rights to Purchase Junior Preferred Stock and
                        Exhibit C - Certificate of Designation of Series A
                        Junior Preferred Stock.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ROWAN COMPANIES, INC.


                                  BY: /s/ E. E. THIELE
                                     ----------------------------------------
                                     E. E. Thiele,
                                     Senior Vice President - Administration and
                                     Finance and Principal Financial Officer





DATED:  AUGUST 5, 1997
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                              INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                         EXHIBIT DESCRIPTION
 ------         ----------------------------------------------------
   4.1          Amendment No. 3 dated July 24, 1997 to the Rights
                Agreement dated February 25, 1992, as amended,
                between the Company and Citibank, N.A., as Rights
                Agent.

   4.2 Rights Agreement dated February 25, 1992, as amended, between the Company and Citibank, N.A., as Rights
                Agent, which includes exhibits as follows: Exhibit A -
                Form of Rights Certificate; Exhibit B - Summary of
                Rights to Purchase Junior Preferred Stock and
                Exhibit C - Certificate of Designation of Series A
                Junior Preferred Stock.